BLACKROCK GLOBAL GROWTH V.I. FUND
OF BLACKROCK VARIABLE SERIES FUNDS, INC.

SUPPLEMENT DATED MARCH 10, 2010
TO THE PROSPECTUS DATED MAY 1, 2009

Effective March 10, 2010, the following changes are made to the Prospectus of BlackRock Global Growth V.I. Fund (the “Fund”) of BlackRock Variable Series Funds, Inc.

The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” is amended as follows:

The description of the Fund’s portfolio managers is deleted in its entirety and the following description is inserted:

BlackRock Global Growth V.I. Fund

The Fund is managed by a team of financial professionals. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas P. Callan, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team; Member of BlackRock’s Leadership Committee.

Michael D. Carey, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock since 2007; Director of BlackRock from 2004 to 2006.

Code: PRO-VARGGVI-0310-SUP